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                                                                  Exhibit 10.214

                                INSTALLMENT NOTE

Dated as of June 30, 2004

     FOR VALUE RECEIVED, the undersigned, NEWMAN DEVELOPMENT GROUP OF GILROY, L.L.C., a California limited liability company (sometimes hereinafter referred to as "Maker") promises to pay to the order of IWEST GILROY, L.L.C., a Delaware limited liability company (sometimes hereinafter referred to as "Lender"), having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00), or so much thereof as disbursed (the "Loan"), together with interest thereon at the rate set forth below from the date of first disbursement until maturity, unless the Default Rate, hereinafter defined, shall apply, as follows:

     a. From the date of first disbursement of the proceeds of this Note until the Initial Maturity Date, interest at a per annum rate (the "Note Rate") equal to 6.9933 percent. Interest shall be paid monthly, in advance, commencing on July 1, 2004 and on the first day of each month thereafter (i.e. interest for July, 2004 is due and payable on July 1, 2004) except that interest to accrue from the date of first disbursement of principal hereunder through June 30, 2004, both inclusive, shall be paid upon the first disbursement of the proceeds of this Note at the Note Rate.

     b. A final balloon payment of all outstanding principal and all accrued and unpaid interest and all other sums then due and payable under this Note, the Deed of Trust, hereinafter defined, and the Other Loan Documents, hereinafter defined, shall be paid on July 15, 2005 ("Initial Maturity Date").

     Provided no event of default or breach in any of the terms or conditions of this Note, beyond any applicable cure period, or under the "Guaranty" or any of the "Other Loan Documents" (as hereinafter defined), has ever occurred, either prior to or at the time of the Notice of Election, hereafter defined, or subsequently on or before the first day of the Extension Term, hereinafter defined, and further provided (i) Lender, in its reasonable discretion, has determined that there has been no material adverse change in the net operating income, on an annualized basis, of the Premises, hereafter defined, tenancy or terms of occupancy, (ii) Maker has provided Lender with the following information: current operating statements and financial statements for the Premises, current financial statements for Maker, a current rent roll and a pro-forma operating statement for the Premises during the extension term and for the following 12 months and (iii) the Premises has not suffered any significant damage or other casualty of $100,000 or more in aggregate or any damage by fire or casualty of less than $100,000 that is not covered by applicable insurance, unless same has been repaired at Borrower's expense, (iv) there is no condemnation commenced or threatened against the Premises which would have a material adverse effect on the value of the Premises or the Premises operations,
(v) there is no environmental claim or complaint, pending or threatened, relating to the Premises, the land, the Maker or any contiguous land, other than that previously disclosed by Maker (vi) no law, regulation, ordinance, restriction or similar matter has been enacted or adapted by any federal, state or local government that would, in Lender's reasonable judgment, materially adversely affect the income, expenses, occupancy or use of the Premises, (vii) Maker is not involved in any

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litigation (except solely as plaintiff or where the amount in controversy will in no event be in excess of $100,000.00), pending or threatened bankruptcy, reorganization, receivership or insolvency proceedings, and (viii) Lender has determined that there has been a material deterioration (reduction in cash flow of 10% or more) in the cash flow from the Premises as compared to the highest actual cash flow from the Premises at any time prior to such comparison, then Maker may elect to extend the Maturity Date of this Note for not more than one
(1) term of twelve (12) months (the "Extension Term" and the expiration of the Extension Term being the "Extension Maturity Date") on the following terms and conditions:

     1. The Extension Term election shall be exercised by Maker serving a separate written notice (each a "Notice of Election") to the holder hereof at least twenty (20) days, but not more than sixty (60) days, prior to the expiration of the Initial Maturity Date;

     2. As consideration to the holder hereof for granting the Extension Term, a non-refundable fee (the "Extension Fee") in the amount of Four Hundred Forty Thousand Dollars ($440,000.00) shall be paid to Lender at the time such extension is granted.

     3. The interest rate during the Extension Term shall be 7.9933 percent per annum.

     4. The Extension Term shall be documented as reasonably required by the holder hereof and may include, without limitation: (i) a statement to the holder hereof from Maker and all guarantors of this Note, which recertifies as true and accurate all covenants, representations and warranties contained in the Deed of Trust and in the Other Loan Documents; and (ii) a written acknowledgment and consent from all of the guarantors acknowledging and consenting to the Extension Term and reaffirming their respective guaranties.

     Maker acknowledges that the monthly installments required by the terms of this Note will not amortize the principal sum of the indebtedness by either the Initial Maturity Date or the Extension Maturity Date, each sometimes hereinafter referred to as a "Maturity Date", resulting in a "balloon payment" on any of such maturity dates of the then unpaid principal sum and accrued and unpaid interest thereon. The holder of this Note has made no agreement to refinance such balloon payment.

     Interest (including without limitation, any interest due hereunder at the Default Rate) on unpaid principal shall be computed on the basis of a 360 day year using the actual number of days for the applicable period in any such year as follows: the interest rate shall be multiplied by the outstanding principal balance of this Note; the resulting product shall be divided by 360, with the resulting quotient multiplied by the number of days for the period for which interest is payable. All payments required to be made herein shall be made in lawful money of the United States of America.

     All monthly payments shall be due and payable on the first day of the month. If any monthly payment due hereunder, including without limitation the real estate tax and insurance premium payments required by Article 31 of the Deed of Trust securing this Note, is not made

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on or before the 10th day after the date such payment is due, a late payment charge equal to 5% of the delinquent payment shall be due and payable and the interest rate hereunder shall increase to the Default Rate on the entire outstanding principal sum until such monthly payment and all applicable interest is paid, unless the Loan has been accelerated. If the final balloon payment of all outstanding principal and all accrued and unpaid interest and all other sums then due and payable under this Note, the Deed of Trust and the Other Loan Documents is not made on the applicable Maturity Date, a late payment charge equal to 5% of the delinquent payment shall be due and payable and the interest rate hereunder shall increase to the Default Rate on the entire outstanding principal sum and all accrued and unpaid interest thereon effective the applicable Maturity Date until all outstanding principal and all accrued and unpaid interest and all other sums then due and payable under this Note, the Deed of Trust and the Other Loan Documents are paid in full including, but not limited to, the payment of such increased interest and the late payment charge. No grace period is provided for the payment of principal and interest due on the Maturity Date.

     Whenever a late charge is due under this Note, Maker acknowledges: that its failure to timely make the delinquent payment will cause Lender to incur additional expenses and the loss of the use of funds; that it is extremely difficult and impractical to determine such additional expenses and loss of use of funds; that the late charge represents a fair and reasonable estimate, taking in to account all circumstances existing on the date of this Note, of the additional expenses and the loss of use of funds Lender will incur by reason of such late payment; and that the late charge is in addition to, and not in lieu of, any interest payable at the Default Rate. Whenever the interest rate hereunder shall increase to the Default Rate, Maker also acknowledges: that a delinquent payment or the occurrence of an event of default will materially increase Lender's risk and/or cause Lender to incur additional expenses in servicing and processing the indebtedness evidence by this Note and its loss of the use of the money due; that it is extremely difficult and impractical to determine such additional expenses and loss of use of the money due; that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking in to account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of an occurrence of an event of default and the additional compensation Lender is entitled to receive for the increased risks of any nonpayment associated therewith. The provisions of this paragraph, and the immediately preceding paragraph, are intended to govern only the determination of damages in the event of a breach in the performance of Maker to make timely payments hereunder or cure an event of default hereunder. Nothing in this Note shall be construed as in any way giving Maker the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise. The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of Lender to collect such delinquent payments and any other amounts provided to be paid hereunder or under any of the Deed of Trust or Other Loan Documents executed by Maker in favor of Lender with respect to the subject matter hereof, or to declare a default hereunder or under the Deed of Trust or any of the Other Loan Documents.

     All payments required herein shall be applied first to all sums other than principal and interest due and payable under the terms of this Note, the Deed of Trust or the Other Loan Documents, hereinafter defined, next to all accrued and unpaid interest, including all interest at

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the Default Rate, with the balance of such payments, if any, applied to the outstanding principal sum due under this Note.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by Lender and handled in collection in the customary manner at its option, but the same shall not constitute payment hereunder or diminish any rights of Lender, except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender and applied to this indebtedness as herein provided. Payment in full checks are prohibited except pursuant to a separate written agreement between Maker and the holder hereof expressly permitting paid in full checks. Payments received at the Lender's office after 2:00 p.m. local time, will be credited against this Note on the next business day.

     The entire outstanding principal sum together with all accrued and unpaid interest thereon and any and all other payments then due hereunder and under the Deed of Trust and Other Loan Documents may be prepaid in whole or in part without premium or penalty, at any time upon not less than ten (10) days prior written notice to the holder hereof. Partial prepayments will not defer, offset, reduce, suspend or abate any monthly installment payments due hereunder. Any prepayment hereunder must include all accrued and unpaid interest (including, without limitation, any interest at the Default Rate due hereunder) and all late payment charges that have accrued and are unpaid through the date of such prepayment, and all other sums due hereunder and under the Deed of Trust and the 0ther Loan Documents. 0nly upon payment of (i) the entire outstanding principal balance of this Note, (ii) all late payment charges, (iii) all accrued and unpaid interest (including without limitation, any interest due hereunder at the Default Rate) then due under this Note, and (iv) all other sums then due hereunder and under the Deed of Trust and the Other Loan Documents; shall this Note be deemed paid in full and the Deed of Trust and the Other Loan Documents be cancelled and released. If Maker shall fail to effect any prepayment within sixty (60) days after the written notice thereof has been received by Holder, then Maker shall pay to Holder immediately upon the expiration of said sixty-day period a prepayment termination fee in the amount of Two Thousand Five Hundred and No/100 Dollars ($2,500.00) as liquidated damages since the actual damage to Holder as a result of not receiving the anticipated prepayment shall be difficult or impossible to accurately ascertain.

     The entire outstanding principal sum together with all accrued and unpaid interest thereon, and all other payments then due hereunder and under the Deed of Trust and Other Loan Documents and together with, to the extent permitted under applicable law, costs and expenses, including attorneys' fees and disbursements, incurred by the holder in collecting or enforcing payment thereof, shall be and become immediately due and payable at the option of the holder hereof in the event of default in the making of any payments due hereunder, including real estate tax and insurance premium payments required by
Article 31 of the Deed of Trust, continuing after the expiration of any applicable grace period, or in the event the right of acceleration accrues to the holder hereof pursuant to the terms and provisions of the Deed of Trust or the Other Loan Documents or in the event of any other default, under this Note, the Deed of Trust or under any of the Other Loan Documents, continuing after the expiration of any applicable grace or cure period. The entire outstanding principal sum and all accrued and unpaid interest thereon shall bear interest at the rate of 10% per annum ("Default Rate") effective the date of default, in the event of any default hereunder or under the Deed of Trust or any Other Loan Documents which is not cured within any applicable grace or cure period, or from and after the date on

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which the right of acceleration accrues to the holder hereof pursuant to any of the terms of this Note, the Deed of Trust or the Other Loan Documents, irrespective of whether or not such acceleration is actually declared. Interest accrued at the Default Rate, and accrued late charges, shall be included in the determination of the amount of any judgment entered on this Note, in any judgment of foreclosure of the Deed of Trust and in determining the amount of any deficiency due after any foreclosure sale of the Premises, hereinafter defined.

     The entire outstanding principal sum together with all accrued and unpaid interest thereon, and all other payments then due hereunder and under the Deed of Trust and Other Loan Documents and together with, to the extent permitted under applicable law, costs and expenses, including attorneys' fees and disbursements, incurred by the holder in collecting or enforcing payment thereof shall also be and become immediately due and payable at the option of the holder hereof (a) if, except as may be permitted by the Deed of Trust, the Premises, or any part thereof or any interest therein is conveyed, sold (including a sale on an installment basis or pursuant to a land sale contract), transferred, leased, encumbered or assigned in any manner whether voluntarily or involuntarily without the prior written consent of the holder hereof; or (b) if any representation or warranty of Maker or any guarantor, made herein, in the Deed of Trust or any Other Loan Documents, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; or (c) in the event of any other prohibited transfer or any other event described in the Deed of Trust or any Other Loan Documents causing acceleration of the Maturity Date of this Note. With prior written notice to Beneficiary, but without Beneficiary's prior written consent, Borrower may convey membership interests among its members and to spouses, siblings, children or parents of members and to trusts solely to the extent same is done for estate planning purposes.

     The remedies of the holder hereof as provided herein and in Deed of Trust or in any Other Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall arise. The failure by the holder hereof to exercise any rights, powers, or remedies in this Note provided, including the right to accelerate the Maturity Date of this Note, upon the occurrence of one or more events of default under this Note, the Deed of Trust or any of the Other Loan Documents, shall not constitute a waiver of the right to exercise the same or any other right, power, or remedy at any subsequent time in respect to the same event of default or any other event of default. The acceptance by the holder of this Note of any payment after the date such payment was due and any act of omission or commission by the holder hereof, including specifically any failure to exercise any right, remedy or recourse, shall not constitute a waiver of the right to exercise any rights, powers, or remedies provided in this Note or in the Deed of Trust or any Other Loan Documents at that time, or any subsequent time, or nullify any prior exercise of any right, power, or remedy unless the holder of this Note so agrees in writing. Except as may be otherwise specifically required herein, notice of the exercise of any right, power or remedy granted to the holder hereof by this Note is not required to be given.

     Maker shall pay on demand all expenses and costs, including fees and out-of pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due

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under this Note, or to enforce the provisions the Deed of Trust or the Other
Loan Documents, including those incurred in post-judgment collection efforts, in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding), or in any judicial or non-judicial foreclosure proceeding including any appellate proceedings and review of tenant estoppel letters and subordination, attornment and non-disturbance agreements. Interest shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of this Note until such judgment amount is paid in full at a rate equal to the greater of (a) the Default Rate or (b) the legal rate applicable to judgments within such jurisdiction; provided, however, that interest shall not accrue at a rate in excess of the maximum rate of interest, if any, which may be charged or collected from Maker under applicable law.

     The liability of each of the Makers hereunder shall be primary, direct, joint, and several, and none of the Makers shall be deemed a surety, accommodation maker, or guarantor. The liability of each of the Makers shall not be adversely affected by (a) modification, extension, renewal, substitution or replacement of this Note, the Deed of Trust and any of the Other Loan Documents;
(b) the extension of additional credit separate from this transaction by Lender;
(c) the surrender, release, renewal, extension, sale exchange, or other disposition of all or any part of the collateral securing this Note or the acceptance of any additional or substituted collateral for this Note; (d) Lender's failure to protect any such collateral from waste, diminution in value, or otherwise; (e) Lender's purchase of any such collateral at judicial or other sale, or any subsequent resale at public or private sale; (f) any extension of time or any other indulgence granted by Lender under this Note, the Deed of Trust and any of the Other Loan Documents; (g) any failure or delay by Lender in attempting to enforce any of its rights or remedies under this Note, the Deed of Trust any of the Other Loan Documents; (h) Lender's proceeding against fewer than all parties liable under this Note; (i) Lender's release, settlement, or compromise of its claim against any other party liable on this Note; or (j) the occurrence of any other event which might otherwise operate as a discharge under principles of suretyship.

     Each Maker waives all rights to seek contribution, indemnification, or other form of reimbursement from the other Makers or any other person liable under this Note, including any rights of subrogation to the rights of Lender until the date that is one (1) year and one (1) day from the date the Loan is paid in full. In the event any payment on this Note is held to constitute a preference under the bankruptcy laws, the liability of each Maker shall automatically be revived to the full extent of such payment.

     This Note is secured by a First Deed of Trust and Security Agreement ("Deed of Trust") encumbering certain real estate, and the improvements thereon, situated in the City of Gilroy, Santa Clara County, California commonly known as Pacheco Pass Shopping Center, intersection of Camino Arroyo and State Highway 152, Gilroy, California as more particularly described in the Deed of Trust, and which Deed of Trust also grants a security interest in Equipment and intangibles, if any, as defined in the Deed of Trust (such real estate, improvements, Equipment and intangibles being herein collectively referred to as the "Premises"). In addition to the Deed of Trust, this Note is also secured by other loan documents, including, but not limited to, an Assignment of Leases and Rents, Financing Statements, Environmental Indemnity Agreement, Collateral Assignment of Deposits, Collateral Assignment of Representations, Pledge of Security Deposit Account and a Loan Guaranty Agreement (collectively, "Other Loan Documents". The terms, provisions and the representations contained in the Deed of Trust and the Other Loan

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Documents are hereby incorporated herein by reference to the same extent and with like effect as if the terms and provisions thereof and representations therein were recited verbatim herein. Any default under the Deed of Trust or Other Loan Documents shall be deemed to constitute a default hereunder. All notices which may be required hereunder shall be sufficiently served by delivering same as provided and at the addresses appearing in the Deed of Trust for the service of notice.

     As to this Note and the Deed of Trust and the Other Loan Documents securing the indebtedness evidenced by this Note, the undersigned and the successors, transferees and assigns thereof, and all guarantors and endorsers (i) severally waive all applicable exemption rights, whether under State Constitution, homestead laws, other statutes or otherwise, and also severally waive valuation and appraisement, presentment, demand for payment, dishonor and notice of dishonor, protest and notice of protest and nonpayment, diligence in collection and notice of the intention to accelerate, and (ii) expressly agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the undersigned, guarantors or endorsers. Except as may be expressly stated herein or in the Deed of Trust securing this Note, the undersigned hereby waives all rights of set off of any kind or nature, and declares that the holder hereof may negotiate and sell this Note free of all such defenses and rights of set off and without notice, and that this Note shall be fully paid when due.

     Maker is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the Deed of Trust or under the Other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or set off. In the event that at any time any payment received by the holder hereof shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return of such payment to Maker and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

     No extension of the time for the payment of this Note or any installment hereof made by agreement by the holder hereof with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole, or in part, of the Maker or any successor, transferee or assign of Maker or any guarantors or endorsers.

     If at any time or times hereafter the holder of this Note employs counsel for advice with respect to a default by the undersigned, or guarantor, if any, of this Note, the Deed of Trust or any Other Loan Documents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Note, the Deed of Trust or any Other Loan Documents, or to attempt to collect this Note from or to enforce this Note or the Deed of Trust or any Other Loan Documents against the undersigned or any other person or entity obligated for the payment or performance of this Note, then, in any of such events, all of the attorneys' fees arising from such services and all expenses, costs and charges relating thereto, shall be additional indebtedness owing hereunder by the undersigned to the holder of this Note payable on demand.

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     This Note and all the provisions hereof shall extend to, be binding upon and inure to the benefit of the undersigned, its successors, transferees, assigns, heirs, legatees, legal representatives and any future owner of the Premises or any part thereof, and the Lender and any and all persons hereafter owning or holding from time to time this Note, and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

     Any interest computation under this Note (or under any other instrument executed in connection with or as security for the payment hereof) shall be at not more than the maximum legal rate permitted by applicable law and in the event it should be held that interest payable under this Note (or under any other instrument executed in connection with or as security for the payment hereof) is in excess of the maximum permitted by law, the interest chargeable hereunder (or under any other instrument executed in connection with or as security for the payment hereof) shall be reduced to the maximum amount permitted by applicable law. If the holder of this Note shall collect interest which is in excess of the maximum amount permitted by law, all such sums deemed to constitute interest in excess of the maximum amount permitted by applicable law shall, at the option of the holder hereof, shall be refunded to Maker or be credited to the payment of other amounts due under the Deed of Trust or Other Loan Documents, or to the principal of this Note, as the holder hereof determines.

     Maker agrees to pay the effective rate of interest which is the total of interest computed at the rate stated herein plus any additional interest resulting from any other payments in the nature of interest, including without limitation, any initial service charge, extension fees, maintenance fees, late charge or default interest to the extent that such charges may be deemed includable in interest for any purpose, expressed as a rate of interest computed on the principal balance from time to time outstanding and the number of days elapsed from the date of disbursement until the date of payment.

     Funds representing proceeds of the indebtedness evidenced hereby which are disbursed for any purpose by any holder hereof to the undersigned, or to any escrow or otherwise for the benefit of the undersigned, whether by mail, wire transfer or other delivery, shall be deemed principal outstanding hereunder and to have been received by the undersigned as of the date of such mailing, wire transfer or other delivery, and interest shall accrue and be payable upon such funds from and after the date of such mailing, wire transfer or delivery until repaid, notwithstanding the fact that such funds may not at any time have been remitted by any escrows to the undersigned or for its benefit.

     Maker represents, warrants and covenants that (i) the indebtedness evidenced by this Note is being obtained for the purpose of acquiring and carrying on a business or commercial enterprise, (ii) all proceeds of such indebtedness will be used solely in connection with such business or commercial enterprise, and (iii) the proceeds of such indebtedness will not be used for the purchase of registered equity securities within the purview of Regulation "U" issued by the Board of Governors at the Federal Reserve System.

     Maker represents, warrants, and covenants for so long as this Note remains unpaid in full, Maker shall not do any of the following: (a) engage in any business or activity other than those set forth in its Articles of Organization and Operating Agreement; (b) do any act which would make it impossible to carry on the ordinary business of Maker; (c) borrow money or incur any

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indebtedness or assume or guaranty any indebtedness of any other entity, other than normal trade accounts and lease obligations incurred in the ordinary course of business provided, however, Maker shall be permitted to obtain an unsecured short term loan from M&T Bank in an amount not to exceed $1,400,000.00; (d) dissolve or liquidate, in whole or in part; (e) consolidate or merge with or into any other entity or convey or transfer or lease its property and assets substantially as an entirety to any entity; (f) institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution or bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Maker or a substantial part of property of Maker, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take company action in furtherance of any such action; or (g) amend the Certificate of Formation or the Limited Liability Company Operating Agreement of the Maker.

     In addition Maker shall: (a) maintain books and records and bank accounts separate from those of any other person or entity; (b) maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets; (c) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (d) hold regular manager and member meetings, as appropriate, to conduct the business of Maker, and observe all other legal formalities; (e) prepare separate tax returns and financial statements, or if part of a consolidated group, then it will be shown as a separate member of such group; (f) allocate and charge fairly and reasonably any common employee or overhead shared with affiliates; (g) transact all business with affiliates on an arm's-length basis and pursuant to enforceable agreements; (h) conduct business in its own name; (i) not commingle its assets or fund with those of any other person; and (j) not assume, guaranty or pay the debts or obligations of any other person.

     Maker represents and warrants to the holder hereof that the obligation evidenced by this Note is an exempted transaction under the Truth-In-Lending Act, 15 U.S.C. 1601, et seq., and that said obligation constitutes a business loan for purposes of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers. Without limitation of the foregoing, Maker represents, warrants and covenants that the proceeds of the loan evidenced by this Note will be used for business purposes and for only such uses as are described in any exception to the prohibition against usurious interest set forth in 815 ILCS 205/4, or any successor or similar provision of applicable law and to secure payment of all amounts due under this Note, the undersigned hereby irrevocably authorizes any attorney of any court of record to appear for the undersigned in such court, in term time or vacation, at any time after an event of default hereunder or under the Deed of Trust or any Other Loan Documents and confess a judgment, without process, in favor of the holder of this Note, for such amount as may appear to be unpaid under this Note, together with costs of collection, including attorneys' fees and disbursements, and to waive and release all errors which may intervene in any such proceedings, and subject to applicable law consent to immediate execution upon such judgment, the undersigned hereby ratifying and confirming all that said attorney may do by virtue hereof.

     Any term or provision of this Note which is unenforceable, invalid or contrary to law, or the inclusion of which would affect the validity, legality or enforcement of this Note shall be of no effect, and in such case, all the remaining terms and provisions of this Note shall subsist and shall be fully effective according to the terms of this Note, the same as though any such provision had not been included herein, provided that where the provisions of any such applicable law may be waived, they hereby are waived by Maker to the full extent permitted by law in order that this Note shall be deemed to be a valid and binding Note in accordance with its terms.

     Time is of the essence with respect to all of the undersigned's obligations and agreements under this Note, the Deed of Trust and the Other Loan Documents.

     If the undersigned shall, at any time, consist of two or more persons or entities, then all the liabilities and obligations of the undersigned hereunder shall be joint and several.

     This Note was made and delivered in the State of Illinois and shall be construed for all purposes and enforced in accordance with the laws of the State of Illinois. Without limiting the right of the holder hereof to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to this Note (an "Action") in the courts of other jurisdictions, the undersigned hereby irrevocably submits to the jurisdiction of
(i) any Illinois state court sitting in Cook or DuPage County, Illinois, or federal court sitting in Chicago, Illinois, or (ii) any California state court sitting in Santa Clara County, California or federal court for the Northern District of California, and the undersigned hereby irrevocably agrees that any Action may be heard and determined in such state courts or in such Federal courts. The undersigned hereby irrevocably waives any rights it may have to assert that such Illinois state courts or federal court in Chicago provide either an improper or inconvenient venue. The undersigned hereby irrevocably waives, to the fullest extent possible, the defense or assertion of an inconvenient forum to the maintenance of any Action in any jurisdiction. The undersigned hereby irrevocably agrees that the service of summons and complaint or any process in any Action in any jurisdiction may be served on the undersigned by certified mail, return receipt requested, to the address of the undersigned set forth in the Deed of Trust or by hand delivery to a person of suitable age and discretion at the undersigned's address set forth in the Deed of Trust. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty (30) days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law. THE
UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, DEFENSE OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

     Maker hereby represents and warrants to the holder hereof that Maker has had the opportunity to consult and confer with competent legal counsel of its choice before executing this Note. Maker further represents and warrants to the holder hereof that Maker has read and understood the terms of this Note and intends to be bound hereby.

     Except as otherwise herein expressly provided, whenever the consent or approval of the holder hereof is required under this Note, the holder hereof has the right, in its absolute discretion, to withhold or refuse to give such consent or approval.

     In the event of any inconsistency between the provisions hereof and any provisions in the Deed of Trust, in any of the Other Loan Documents or within this Note, the provisions selected by the holder hereof in its sole discretion as the controlling provisions shall control.

     The representations, undertakings and covenants made by the undersigned under this Note are, and shall be deemed to be, of continuing force and effect until all indebtedness and obligations of the undersigned under this Note, the mortgagor under the Deed of Trust and the obligors under the Other Loan Documents have been fully and finally paid and performed.

     The singular shall include the plural, and the plural the singular; and pronouns of any gender shall include the other gender.

     Maker, and each person executing this Note on Maker's behalf, hereby represents and warrants to Lender that: (a) by its execution below, Maker has the full power, authority, and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of Maker without exception or limitation. Any married person who is obligated on this Note, directly or indirectly, agrees that recourse may be had to such person's separate property in addition to any and all community property of such person.) and (b) Maker is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations. Maker represents and warrants that its current tax identification number is 20-1136098

                                  [END OF PAGE]

     WHEREFORE, Maker, appearing before the notary public whose acknowledgment appears on the following page, has caused this Note to be executed as of the day and year first above written.

                                  NEWMAN DEVELOPMENT GROUP
                                  OF GILROY, L.L.C., a California limited
                                  liability company


                                  By:    /s/ Marc Newman
                                        --------------------------------------
                                  Name:  Marc Newman
                                        --------------------------------------
                                  Its:   Member
                                        --------------------------------------

STATE OF New York )
                  ) SS
COUNTY OF Broome  )

     On June 29, 2004, before me, Howard M. Rittberg
                  (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBIC")

personally appeared Marc Newman
               (NAME(S) OF SIGNER(S))

     /X/  personally known to me -OR-

     / /  proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument

     Witness my hand and official seal.


                                                   /s/ Howard M. Rittberg
                                                 ---------------------------
                                                       (Signature of Notary)


(SEAL)

My Commission expires:


           HOWARD M. RITTBERG
-----------------------------------------
    Notary Public, State of New York
               No. 4623413
        Residing In Broome County
   My Commission Expires Aug. 31, 2007